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                                                                    Exhibit 99.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-16905, 333-22749, 333-96393, 333-38626, 333-99749,
and 333-99751) of Forrester Research, Inc. of our report dated February 24, 2003 relating to the financial statements of Giga Information Group, Inc., which appears in the Current Report on Form 8-K/A of Forrester Research, Inc. dated May 13, 2003.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 12, 2003